SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - January 7, 1998


                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

Pennsylvania                             0-16667                  23-2222567
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                                Identification
                                                                     Number)

4 Brandywine Avenue, P. O. Box 1004, Downingtown, Pennsylvania       19335-0904
(Address of principal executive offices)                             (Zip code)

Registrant's telephone number including area code:               (610) 269-1040



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)














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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.           Resignations of Registrant's Directors.

                  The Registrant has received the resignation of I. Newton Evans, Jr., as a director of both the Registrant and Downingtown National Bank. Mr. Evans has been a valued director since 1986.

Item 7.           Financial Statements and Exhibits.

                  Not Applicable.

Item 8.           Change in Fiscal Year.

                  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DNB FINANCIAL CORPORATION
                                            (Registrant)



                                            /s/ Henry F. Thorne
Dated:  January 7, 1998                     Henry F. Thorne, President
                                            and Chief Executive Officer